                                                                   EXHIBIT 10.12

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 1, 1995, is executed by CompTeam Inc., a Delaware corporation ("CompTeam"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService") (CompFinance and CompService being collectively the "Existing Subordinate Creditors"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement").

     3. On December 1, 1995, the Company formed CompTeam, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that CompTeam immediately become a party to the Subordination Agreement.

     5. The Board of Directors of CompTeam has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, CompTeam.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  CompTeam hereby unconditionally agrees to be a Subordinate
          ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
CompTeam represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by CompTeam of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within CompTeam's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of CompTeam;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by CompTeam.

          (c) This Agreement is the legal, valid and binding obligation of CompTeam, enforceable against CompTeam in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness.  This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by CompTeam and acknowledged by the Existing Subordinate Creditors;

          (b) The Administrative Lender shall have received an Officer's Certificate of CompTeam, containing (i) the Certificate of Incorporation of CompTeam, (ii) bylaws of CompTeam, (iii) certified corporate resolutions of the Board of Directors of CompTeam authorizing CompTeam to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of CompTeam authorized to execute and deliver this Agreement on behalf of CompTeam.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4.   Reference to the Subordination Agreement.
          ----------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

          (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  CompTeam agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, CompTeam has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                                  COMPTEAM INC.



                                                  By:  /s/ Mark R. Walker
                                                       -------------------------
                                                       Name: Mark R. Walker
                                                            --------------------
                                                       Title: V.P. & Secretary
                                                              ------------------

Address for CompTeam Inc.:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     Robert L. Silmon
               Vice President-Finance and Planning


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  /s/ Joan Dobrzynski
     -----------------------
     Name: Joan Dobrzynski
          ------------------
     Title: President
           -----------------


COMPSERVICE INC.



By:  /s/ Joan Dobrzynski
     -----------------------
     Name: Joan Dobrzynski
          ------------------
     Title: President
           -----------------

CONSENTED AND AGREED TO:

COMPUSA INC.



By:  /s/ James E. Skinner
     -------------------------------
     Name: James E. Skinner
          --------------------------
     Title: Executive Vice President
           -------------------------

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of February 7, 1996, is executed by CompUSA Holdings II Inc., a Delaware corporation ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subordination Agreement (CompFinance, CompService and CompTeam being collectively the "Existing Subordinate Creditors").

     3. On February 7, 1996, the Company formed Holdings, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subordination Agreement.

     5. The Board of Directors of Holdings has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.  Agreement.  Holdings hereby unconditionally agrees to be a Subordinate
         ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.  Representations and Warranties.  By its execution and delivery hereof,
         ------------------------------
Holdings represents and warrants to the Lenders as follows:

         (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

              (i)   are within Holdings's corporate power;

              (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

              (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

              (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.  Conditions of Effectiveness.  This Agreement shall be effective as of
         ---------------------------
the date first above written, subject to the following:

         (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Subordinate Creditors;

         (b) The Administrative Lender shall have received an Officer's Certificate of Holdings, containing (i) the Certificate of Incorporation of Holdings, (ii) bylaws of Holdings, (iii) certified corporate resolutions of the Board of Directors of Holdings authorizing Holdings to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

         (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4.  Reference to the Subordination Agreement.
         ----------------------------------------

         (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

         (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.  Costs, Expenses and Taxes.  Holdings agrees to pay on demand all
         -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.  Execution In Counterparts.  This Agreement may be executed in any
         -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.  Governing Law; Binding Effect.  This Agreement shall be governed by and
         -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.  Headings.  Section headings in this Agreement are included herein for
         --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                          COMPUSA HOLDINGS II INC.



                                               /s/ James E. Skinner
                                          By:  ---------------------------------
                                               Name:  James E. Skinner
                                                    ---------------------------
                                               Title: Executive Vice President-
                                                     --------------------------
                                                      Finance
                                                      -------

Address for CompUSA Holdings II Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:  James E. Skinner
            Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  ________________________
     Name:___________________
     Title:__________________


COMPSERVICE INC.



By:  ________________________
     Name:___________________
     Title:__________________

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                          COMPUSA HOLDINGS II INC.



                                          By:   ________________________________
                                                Name: __________________________
                                                Title: _________________________


Address for CompUSA Holdings II Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:  James E. Skinner
            Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.


By:  /s/ Joan Dbrzynski
     ------------------------
     Name:  Joan Dbrzynski
          -------------------
     Title: President
           ------------------


COMPSERVICE INC.


     /s/ Joan Dbrzynski
By:  ------------------------
     Name:  Joan Dbrzynski
          -------------------
     Title: President
           ------------------

COMPTEAM INC.


     /s/ Mark R. Walker
By:  ------------------------
     Name:  Mark R. Walker
          --------------------
     Title: V.P. Secretary
           -------------------


CONSENTED AND AGREED TO:

COMPUSA INC.


     /s/ James E. Skinner
By:  ------------------------
     Name:  James E.Skinner
          -------------------
     Title: Executive Vice President and Chief Financial Officer
           -----------------------------------------------------

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of May 30, 1996, is executed by PCs COMPLEAT, INC., a Delaware corporation ("Compleat"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam became a party to the Subordination Agreement. On February 7, 1996, the Company formed CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and Holdings II became a party to the Subordination Agreement (CompFinance, CompService, CompTeam and Holdings II being collectively the "Existing Subordinate Creditors").

     3. On May 30, 1996, Compleat became a wholly-owned Subsidiary of the
Company.

     4. Section 7.3(d) of the Credit Agreement requires that Compleat immediately become a party to the Subordination Agreement.

     5. The Board of Directors of Compleat has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Compleat.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1. Agreement.  Compleat hereby unconditionally agrees to be a Subordinate
        ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2. Representations and Warranties.  By its execution and delivery hereof,
        ------------------------------
Compleat represents and warrants to the Lenders as follows:

        (a) The execution, delivery and performance by Compleat of this Agreement and each other document and instrument to be delivered hereunder:

            (i)    are within Compleat's corporate power;

            (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

            (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Compleat;

            (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

        (b) This Agreement has been duly executed and delivered by Compleat.

        (c) This Agreement is the legal, valid and binding obligation of Compleat, enforceable against Compleat in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3. Conditions of Effectiveness.  This Agreement shall be effective as of
        ---------------------------
the date first above written, subject to the following:

        (a) The Administrative Lender shall have received counterparts of this Agreement executed by Compleat and acknowledged by the Existing Subordinate Creditors;

        (b) The Administrative Lender shall have received an Officer's Certificate of Compleat, containing (i) the Certificate of Incorporation of Compleat, (ii) bylaws of Compleat, (iii) certified corporate resolutions of the Board of Directors of Compleat authorizing Compleat to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Compleat authorized to execute and deliver this Agreement on behalf of Compleat.

        (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4. Reference to the Subordination Agreement.
        ----------------------------------------

        (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

        (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5. Costs, Expenses and Taxes. Compleat agrees to pay on demand all
        -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6. Execution In Counterparts. This Agreement may be executed in any number
        -------------------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law; Binding Effect.  This Agreement shall be governed by and
        -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8. Headings.  Section headings in this Agreement are included herein for
        --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Compleat has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                   PCS COMPLEAT, INC.



                                   By: /s/ Gordon B. Hoffstein
                                       ---------------------------------
                                       Name:   Gordon B. Hoffstein
                                               -------------------------
                                       Title:  Chief Executive Officer
                                               -------------------------
Address for PCs Compleat, Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  ________________________
     Name:  _________________
     Title: _________________


COMPSERVICE INC.



By:  _________________________
     Name:  __________________
     Title: __________________

     IN WITNESS WHEREOF, Compleat has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                   PCS COMPLEAT, INC.



                                   By:__________________________________
                                      Name:_____________________________
                                      Title:____________________________

Address for PCs Compleat, Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  /s/ Joan L. Dobrzynski
     -----------------------------
     Name:  Joan L. Dobrzynski
            ----------------------
     Title: President
            ----------------------


COMPSERVICE INC.



By:  /s/ Joan L. Dobrzynski
     -----------------------------
     Name:  Joan L. Dobrzynski
            ----------------------
     Title: President
            ----------------------

COMPTEAM INC.



By:  /s/ Mark R. Walker
     ---------------------------------
     Name:  Mark R. Walker
            --------------------------
     Title: Vice President - Secretary
            --------------------------


COMPUSA HOLDINGS II INC.



By:  /s/ Mark R. Walker
     ---------------------------------
     Name:  Mark R. Walker
            --------------------------
     Title: Vice President - Secretary
            --------------------------


CONSENTED AND AGREED TO:

COMPUSA INC.



By:  /s/ Mark R. Walker
     -------------------------------
     Name:  Mark R. Walker
            ------------------------
     Title: SRVP - General Counsel
            ------------------------

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of February 7, 1996, is executed by CompUSA Holdings I Inc., a Delaware corporation ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subordination Agreement (CompFinance, CompService and CompTeam being collectively the "Existing Subordinate Creditors").

     3. On February 7, 1996, the Company formed Holdings, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subordination Agreement.

     5. The Board of Directors of Holdings has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Holdings hereby unconditionally agrees to be a Subordinate
          ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Holdings represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Holdings's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Subordinate Creditors;

          (b) The Administrative Lender shall have received an Officer's Certificate of Holdings, containing (i) the Certificate of Incorporation of Holdings, (ii) bylaws of Holdings, (iii) certified corporate resolutions of the Board of Directors of Holdings authorizing Holdings to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4.   Reference to the Subordination Agreement.
          ----------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

          (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes. Holdings agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                              COMPUSA HOLDINGS I INC.



                                              By:  ____________________________
                                                   Name:_______________________
                                                   Title:______________________
Address for CompUSA Holdings I Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By: ___________________________
    Name:______________________
    Title:_____________________


COMPSERVICE INC.



By: ___________________________
    Name:______________________
    Title:_____________________

COMPTEAM INC.



By:  _____________________________
     Name:________________________
     Title:_______________________


CONSENTED AND AGREED TO:

COMPUSA INC.



By:  _____________________________
     Name:________________________
     Title:_______________________

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of May 31, 1996, is executed by CompUSA Management Company, a Delaware business trust ("Management"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subordination Agreement. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subordination Agreement. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subordination Agreement (CompFinance, CompService, CompTeam, Holdings I, Holdings II and Compleat being collectively the "Existing Subordinate Creditors").

     3. On May 31, 1996, the Company formed Management, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Management immediately become a party to the Subordination Agreement.

     5. The Regular Trustees of Management have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Management.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Management hereby unconditionally agrees to be a
          ---------
Subordinate Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Management represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Management of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Management's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Management;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b) This Agreement has been duly executed and delivered by Management.

          (c) This Agreement is the legal, valid and binding obligation of Management, enforceable against Management in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness.  This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Management and acknowledged by the Existing Subordinate Creditors;

          (b) The Administrative Lender shall have received a Certificate of Management, containing (i) a copy of the Certificate of Trust of Management, (ii) a copy of the Agreement and Declaration of Trust, and
     (iii) the names and true signatures of the

     Regular Trustees of Management authorized to execute and deliver this Agreement on behalf of Management.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4. Reference to the Subordination Agreement.
        ----------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

          (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  Management agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Management has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                          COMPUSA MANAGEMENT COMPANY



                                          By: ________________________________
                                              James E. Skinner
                                              Executive Vice President-Finance
                                              and Treasurer

Address for CompUSA Management Company

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:    James E. Skinner
              Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  ___________________________
     Name: _____________________
     Title: ____________________


COMPSERVICE INC.



By:  ___________________________
     Name: _____________________
     Title: ____________________

 COMPTEAM INC.



By: ____________________________
    Melvin D. McCall
    Senior Vice President-Human Resources


COMPUSA HOLDINGS I INC.



By: ____________________________
    Melvin D. McCall
    Senior Vice President-Human Resources


COMPUSA HOLDINGS II INC.



By: ____________________________
    Melvin D. McCall
    Senior Vice President-Human Resources


PCs COMPLEAT, INC.



By: ____________________________
    Name: ______________________
    Title: _____________________

CONSENTED AND AGREED TO:

COMPUSA INC.



By: ____________________________
    Robyn Gatch-Priest
    Vice President-Controller and
    Assistant Secretary

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of June 3, 1996, is executed by CompUSA Stores L.P., a Texas limited partnership ("Stores"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subordination Agreement. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subordination Agreement. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subordination Agreement. On May 31, 1996, the Company formed CompUSA Management Company, a Delaware business trust ("Management") and a wholly-owned Subsidiary of the Company, and Management immediately became a party to the Subordination Agreement (CompFinance, CompService, CompTeam, Holdings I, Holdings II, Compleat and Management being collectively the "Existing Subordinate Creditors").

     3. On June 3, 1996, the Company and Holdings I formed Stores. The Company is a 1% general partner of Stores and Holdings I is a 99% limited partner of Stores.

     4. Section 7.3(d) of the Credit Agreement requires that Stores immediately become a party to the Subordination Agreement.

     5. The Board of Directors of the Company and Holdings I have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Stores.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Stores hereby unconditionally agrees to be a Subordinate
          ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Stores represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Stores of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Stores's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Stores;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Stores.

          (c) This Agreement is the legal, valid and binding obligation of Stores, enforceable against Stores in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Stores and acknowledged by the Existing Subordinate Creditors;

          (b) The Administrative Lender shall have received a Certificate of the Company, in its capacity as general partner of Stores, containing (i) a copy of the Certificate of Limited Partnership of Stores, (ii) a copy of the Agreement of Limited Partnership of Stores, and (iii) the names and true signatures of the officers of the Company authorized to execute and deliver this Agreement on behalf of Stores.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4.   Reference to the Subordination Agreement.
          ----------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

          (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  Stores agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Stores has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                         COMPUSA STORES L.P.

                                         By:  COMPUSA INC., its general partner



                                              By: ______________________________
                                                  Harold F. Compton
                                                  Executive Vice President and
                                                  Chief Operating Officer

Address for CompUSA Stores L.P.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  _______________________________
     Name:__________________________
     Title:_________________________

COMPSERVICE INC.



By:  _______________________________
     Name:__________________________
     Title:_________________________


COMPTEAM INC.



By:  _______________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS I INC.



By:  _______________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS II INC.



By:  _______________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


PCs COMPLEAT, INC.



By:  _______________________________
     Name:__________________________
     Title:_________________________

COMPUSA MANAGEMENT COMPANY



By:  _______________________________
     James E. Skinner
     Executive Vice President-Finance and
     Treasurer


CONSENTED AND AGREED TO:

COMPUSA INC.



By:  _______________________________
     Robyn Gatch-Priest
     Vice President-Controller and
     Assistant Treasurer

               AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT


     THIS AGREEMENT AND ADOPTION OF SUBORDINATION AGREEMENT (this "Agreement"), dated as of June 14, 1996, is executed by CompUSA Holdings Company, a Delaware business trust ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), CompService Inc., a Delaware corporation ("CompService"), and the Administrative Lender for the Lenders entered into that certain Subordination Agreement, dated as June 16, 1995 (the "Subordination Agreement"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam") and a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subordination Agreement. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subordination Agreement. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subordination Agreement. On May 31, 1996, the Company formed CompUSA Management Company, a Delaware business trust ("Management") and a wholly-owned Subsidiary of the Company and Management immediately became a party to the Subordination Agreement. On June 3, 1996, the Company formed CompUSA Stores L.P., a Texas limited partnership ("Stores") and a wholly-owned Subsidiary of the Company, and Stores immediately became a party to the Subordination Agreement (CompFinance, CompService, CompTeam, Holdings I, Holdings II, Compleat, Management and Stores being collectively the "Existing Subordinate Creditors").

     3. On June 14, 1996, the Company formed Holdings, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subordination Agreement.


     5. The Regular Trustees of Holdings have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Holdings hereby unconditionally agrees to be a Subordinate
          ---------
Creditor under the Subordination Agreement, and agrees to be bound by the Subordination Agreement and to undertake the duties, liabilities and obligations of a Subordinate Creditor under the Subordination Agreement to the same extent as if originally named therein as a Subordinate Creditor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Holdings represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Holdings's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Subordinate Creditors;

          (b) The Administrative Lender shall have received a Certificate of Holdings, containing (i) a copy of the Certificate of Trust of Holdings, (ii) a copy of the Agreement and Declaration of Trust, and (iii) the names and true signatures of the Regular Trustees of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subsidiary Guaranty executed by all parties thereto.

     4.   Reference to the Subordination Agreement.
          ----------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subordination Agreement to this "Subordination Agreement", "hereunder", or words of like import shall mean and be a reference to the Subordination Agreement, as affected hereby.

          (b) The Subordination Agreement, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes. Holdings agrees to pay on demand all reaso
          -------------------------
costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                           COMPUSA HOLDINGS COMPANY



                                           By:___________________________
                                              James F. Halpin
                                              President
Address for CompUSA Holdings Company

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Subordinate Creditors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subordination
Agreement remain in full force and effect:

COMPFINANCE INC.



By:  ______________________________
     Name:_________________________
     Title:________________________


COMPSERVICE INC.



By:  _____________________________
     Name:________________________
     Title:_______________________

COMPTEAM INC.



By:  _________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS I INC.



By:  _________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS II INC.



By:  _________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


PCs COMPLEAT, INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________


COMPUSA MANAGEMENT COMPANY



By:  ________________________________
     James E. Skinner
     Executive Vice President-Finance
     and Treasurer

COMPUSA STORES L.P.

By:  COMPUSA INC., its General Partner



     By:  __________________________________
          Harold F. Compton
          Executive Vice President and Chief
          Operating Officer


CONSENTED AND AGREED TO:

COMPUSA INC.



By:  _______________________________________
     Robyn Gatch-Priest
     Vice President-Controller and
     Assistant Treasurer